UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2016

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 581-7890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 8, 2016, Regions Financial Corporation (the “Company”) issued and sold $500,000,000 aggregate principal amount of 3.200% Senior Notes due 2021 (the “Notes”) of the Company. The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and Regions Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), dated February 3, 2016. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The Company received $497,850,000 in proceeds, before offering expenses, from the sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of August 2005, as supplemented by the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated February 8, 2016, between the Company and Deutsche Bank Trust Company Americas, as trustee, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the 3.200% Senior Notes due 2021 is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 4.1, and 4.2 as exhibits to the Company’s registration statement on Form S-3 (File No. 333-186811) (the “Registration Statement”) and such exhibits are incorporated herein by reference into the Registration Statement.

A copy of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are incorporated herein by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated February 3, 2016, by and among Goldman, Sachs & Co., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC and Regions Securities LLC, as representatives of the several underwriters listed therein.

4.1	Seventh Supplemental Indenture, dated February 8, 2016, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 3.200% Senior Notes due 2021 (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: February 8, 2016